UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

PHOENIX MOTOR INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

PHOENIX MOTOR INC.

1500 Lakeview Loop

Anaheim, CA 92807

ACTIONS BY

CONSENTING MAJORITY STOCKHOLDERS IN LIEU OF A MEETING

THE COMPANY IS NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE COMPANY

Dear Stockholders:

This Information Statement is being mailed or furnished to the stockholders of Phoenix Motor Inc., a Delaware corporation (“we,” “us” or the “Company”), in connection with the written consent (the “Written Consent”) on May 16, 2024 (the “Record Date”) of Palo Alto Clean Tech Holding Limited (“PACT”), EdisonFuture, Inc. (“EdisonFuture”) and Xiaofeng Denton Peng, the Chairman and CEO of the Company, holders entitled to vote an aggregate of 17,650,000 shares of the Company’s common stock, par value $0.0004 per share (“Common Stock”), representing approximately 50.3% of the outstanding voting stock of the Company (collectively, the “Majority Stockholders”), that have approved the following actions (the “Actions”) by written consent in lieu of a meeting of stockholders:

•	A resolution to remove John F. Perkowski, Steven E. Stivers, Sam Van, Kristine Chen and Steven Li from the board of directors of the Company; and

•	A resolution to elect Julia Yu, Yongmei (May) Huang and James Young as members of the board of directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified.

The General Corporation Law of the State of Delaware (the “DGCL”) and the Company’s Bylaws permit holders of a majority of the voting power to take stockholder action by written consent. The Written Consent constitutes the consent of a majority of the total number of votes entitled to vote on the Actions and is sufficient under Section 228 the DGCL to approve the Actions. Under Delaware law, the Actions became effective upon delivery of the Written Consent to the Company on May 16, 2024. Accordingly, the Company is not required to and will not hold a meeting of its stockholders to approve the Actions described herein. We encourage you to read the attached Information Statement carefully, including the exhibits, for further information.

Accordingly, all necessary corporate approvals required pursuant to the DGCL and the Company’s certificate of incorporation, as amended, and bylaws in connection with the matters referred to herein have been obtained. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company of this corporation action, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the notice requirements of the DGCL.

You are encouraged to carefully read the Information Statement for further information regarding this action. This Information Statement is first being mailed or furnished to stockholders on or about [__________], 2024.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

The Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

INFORMATION STATEMENT

OF

PHOENIX MOTOR INC.

1500 Lakeview Loop

Anaheim, CA 92807

ACTIONS BY

CONSENTING MAJORITY STOCKHOLDERS IN LIEU OF A MEETING

AND

NOTICE OF ACTION BY WRITTEN CONSENT PURSUANT TO SECTION 228

OF THE DELAWARE GENERAL CORPORATION LAW

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of the Company in connection with the Written Consent on May 16, 2024 (the “Record Date”) of the Majority Stockholders of the Company entitled to vote an aggregate of 17,650,000 shares of Common Stock, representing approximately 50.3% of the outstanding voting stock of the Company, that approved the following Actions by written consent in lieu of a meeting of stockholders:

•	A resolution to remove John F. Perkowski, Steven E. Stivers, Sam Van, Kristine Chen and Steven Li from the board of directors of the Company; and

•	A resolution to elect Julia Yu, Yongmei (May) Huang and James Young as members of the board of directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified.

The approval of each of the Actions was taken by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Majority Stockholders adopted resolutions approving the Actions by entering into the Written Consent on May 16, 2024 pursuant to Article II, Section 6 of the Company’s Bylaws. Under Delaware law, the Actions became effective upon delivery of the Written Consent to the Company on May 16, 2024.

The elimination of the need for a special meeting of stockholders to approve the Actions is made possible by Section 228 of the DGCL and the Company’s Bylaws. Utilizing the written consent of the holders of a majority in interest of our voting securities eliminates the costs involved in holding a special meeting of stockholders.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement is first being mailed on or about [__________], 2024 to stockholders of record as of that date, and is being delivered to inform you of the corporate action described herein in accordance with Rule 14c-2 of the Exchange Act.

No appraisal rights are afforded to our stockholders under Delaware law in connection with the matters discussed in this Information Statement.

The Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about [__________], 2024, in accordance with Rule 14c-2 of the Exchange Act, and the notice requirements of the DGCL. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to Investor Relations at the address of the Company’s principal executive offices located at 1500 Lakeview Loop, Anaheim, CA 92807; Telephone No.: (909) 987-0815.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the stockholder approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

Outstanding Shares and Voting Rights

As of May 16, 2024, the Company had 35,079,049 shares of Common Stock issued and outstanding.  Each share of Common Stock entitles its holder to one vote on any matter submitted to the stockholders. The Majority Stockholders, consisting of PACT and EdisonFuture, have voted all of their 17,650,000 shares of Common Stock, representing approximately 50.3% of the outstanding voting stock of the Company, in favor of approval of the Actions pursuant to the Written Consent. No other consents are being solicited in connection with this Information Statement. No consideration was paid for PACT’s or EdisonFuture’s written consent.

Under applicable Delaware law, the affirmative vote of the majority of shares entitled to vote on the matter is required in connection with the Actions. The Written Consent executed by the Majority Stockholders pursuant to Article II, Section 6 of the Company’s Bylaws is sufficient to approve all of the Actions and no further stockholder action is required to approve the Actions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The Company has one class of stock outstanding, its Common Stock. The holders of the Common Stock are entitled to one vote per share of Common Stock held on all matters submitted to a vote of stockholders. In the event of liquidation, holders of our Common Stock are entitled to share ratably in our net assets available for distribution to stockholders.

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of May 16, 2024 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our executive officers and directors as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and shares of Common Stock underlying restricted stock units that may be settled within 60 days of May 16, 2024.

The percentage ownership columns in the table is based on 35,079,049 shares of our Common Stock issued and outstanding as of May 16, 2024.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Common Stock that they beneficially own, subject to applicable community property laws.

Except as otherwise set forth below, the address of each of the persons listed below is c/o Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807. Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person, and also includes options to purchase shares of our Common Stock exercisable within 60 days that have been granted under our incentive stock plans.

Name of Beneficial Owner	Vested Options(13)	Shares Issued and Outstanding		Total Amount Beneficially Owned(1)		Share Percentage (shares issued and outstanding)	Percentage (after giving effect to exercise of Warrants)(15)
5% Stockholders:
Palo Alto Clean Tech Holding Limited	—	12,000,000		12,000,000	(2)	34.2%	31.1%
EdisonFuture, Inc.	—	5,500,000		5,500,000	(3)	15.7%	14.3%
JAK Opportunities II, LLC	—	126,705		3,504,397	(4)	*	9.99%
Sherman Development LLC(11)	—	868,261		3,504,397	(5)	2.5%	9.99%
ATI Chemicals LLC(11)	—	870,000		3,504,397	(6)	2.5%	9.99%
EXO Commodity Solution LLC(11)	—	870,000		3,504,397	(7)	2.5%	9.99%
WWJ Group, Inc.(11)	—	870,000		3,504,397	(8)	2.5%	9.99%
World Trade Technology LLC(11)	—	2,173,913		3,504,397	(9)	6.2%	9.99%
Barton Global LLC(11)	—	1,478,260		2,956,520	(10)	4.2%	7.7%

Named Executive Officers and Directors
Xiaofeng Denton Peng	1,050,000	12,150,000	(2)	13,200,000	(12)	36.5%	33.3%
Michael Yung	—	—		—		*	*
Jose Paul Plackal	55,000	5,000		60,000		*	*
HoongKhoeng Cheong	18,750	—		18,750		*	*
John F. Perkowski(16)	2,813	—		2,813		*	*
Steven E. Stivers(16)	2,813	—		2,813		*	*
Sam Van(16)	2,813	—		2,813		*	*
Kristine Chen(16)	—	—		—		*	*
Steven Li(16)	—	—		—		*	*
Julia Yu(16)	—	—		—		*	*
Yongmei (May) Huang(16)	—	—		—		*	*
James Young(16)	—	—		—		*	*
All Directors and Named Executive Officers as a group (12 persons)	1,132,189	12,155,000		13,287,189	(14)	36.7%	33.5%

* Less than 1%.

(1)            The number of shares of Common Stock beneficially owned includes (i) shares issued and outstanding and (ii) stock options exercisable (including options that will be exercisable within 60 days after May 16, 2024) and includes any shares of Common Stock that may be issued upon exercise of the Warrants issued in 2023 and 2024 that are exercisable within 60 days after May 16, 2024.

(2)            Palo Alto Clean Tech Holding Ltd (“PACT”) is an exempted limited company organized under the laws of the British Virgin Islands. The address of PACT’s principal executive offices is 740 Mayview Avenue, Palo Alto, CA 94303. Xiaofeng Denton Peng, the Chairman and CEO of the Company, and his spouse Tracy Zhou, are the sole Directors of PACT. Amount shown under Named Executive Officers and Directors also includes the 12,000,000 shares owned by PACT.

(3)            EdisonFuture, Inc. is a Delaware corporation wholly owned by SPI Solar, Inc., a wholly owned subsidiary of SPI Energy Co., Ltd., which is a Cayman Islands company listed on Nasdaq. The principal address of SPI Solar, Inc. is 4677 Old Ironsides Drive #190, Santa Clara, CA 95054. Xiaofeng Denton Peng, the Chairman and CEO of the Company, is the sole director of EdisonFuture, Inc., and is the chairman and principal stockholder (owning 18.82%) of SPI Energy Co., Ltd. Mr. Peng’s business address is also at 4677 Old Ironsides Drive #190, Santa Clara, CA 95054. This table does not include Mr. Peng’s indirect beneficial ownership of our shares of common stock through his share ownership in SPI Energy Co., Ltd.

(4)            JAK Opportunities II, LLC (“JAK”) is affiliated with ATW Partners Opportunities Management, LLC (“ATW”), which holds voting and dispositive power over such shares. Antonio Ruiz-Gimenez and Kerry Propper serve as the managing members of ATW and, as such, may be deemed to have beneficial ownership over the shares. The principal business address of ATW is 17 State Street, Suite 2130, New York, New York 10004. The total amount beneficially owned includes (i) 126,705 shares issued and outstanding; (ii) the conversion of $3,250,000 of Convertible Promissory Notes (“the “Convertible Notes”) currently outstanding and payable to JAK by the Company, which are convertible at a floor price of $0.60 per share, which upon conversion results in 5,416,667 shares, and (iii) 2,500,000 warrants exercisable for shares of Common Stock at the price of $1.30 per share (the “JAK Warrants”). JAK has agreed to certain beneficial ownership limitations, which provide that (i) a holder of the Convertible Notes will not have the right to convert any portion of its Convertible Notes if the holder would beneficially own in excess of the 4.99% of the number of our shares of common stock immediately after giving effect to such conversion, provided that upon at least 61 days prior notice to us, a holder may increase such limitation up to a maximum of 9.99% of the number of our shares of common stock outstanding (the “Maximum Percentage”); and that (ii) a holder of the JAK Warrants will not have the right to exercise any portion of its Warrants if the holder would beneficially own in excess of the Maximum Percentage immediately after giving effect to such exercise. Accordingly, the total amount beneficially owned column assumes a 9.99% Maximum Percentage of our shares outstanding, after the issuance of the additional shares to JAK.

(5)            Sherman Development LLC holds 868,261 shares and 3,473,044 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address of 58 Sherman Lumber Company Rd., Stacyville, ME 04777. The amount of shares beneficially owned is based upon the stockholders agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(6)            ATI Chemicals LLC holds 870,000 shares and 3,480,000 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address of 38 Spruce Meadows Dr., Monroe, NJ 08831. The amount of shares beneficially owned is based upon the stockholders agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(7)            EXO Commodity Solution LLC holds 870,000 shares and 3,480,000 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address at Suite 106, 195 US 9 South, Manalapan, NJ 07726. The amount of shares beneficially owned is based upon the stockholders agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(8)            WWJ Group, Inc. holds 870,000 shares and 3,480,000 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address at 83-07 Queens Blvd, Elmhurst, New York 11373. The amount of shares beneficially owned is based upon the stockholders agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(9)            World Trade Technology LLC holds 2,173,913 shares and 2,173,913 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address at 81A Hampshire Rd, Great Neck, NY 11023. The amount of shares beneficially owned is based upon the stockholders agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(10)            Barton Global LLC holds 1,478,260 shares and 1,478,260 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address at 240 East Shore Road, Great Neck, NY 11023. The amount of shares beneficially owned is based upon the stockholders agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(11)            Each of the warrants issued to the named holder contains an exercise limitation that the holder shall not be entitled to exercise the warrant for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder to exceed 9.99% of the outstanding shares of the Common Stock following such exercise.

(12)            Includes shares owned beneficially or deemed to be owned beneficially by Xiaofeng Denton Peng as follows:

(a)	12,150,000 shares of Common Stock directly and with respect to which he as sole voting and investment power; and
(b)	1,050,000 shares of Common Stock underlying stock options.

(13)            Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially.

(14)            See notes (1), (2), (12) and (13).

(15)            Assumes that all the warrants are exercised for shares of Common Stock, subject to the stockholders agreements that the aggregate number of shares of Common Stock beneficially owned by the holder shall not exceed 9.99% of the outstanding shares of the Common Stock following such exercise.

(16)            In connection with the Written Consent on May 16, 2024, the Majority Stockholders of the Company adopted resolutions by written consent in lieu of a meeting to (a) remove John F. Perkowski, Steven E. Stivers, Sam Van, Kristine Chen and Steven Li from the board of directors of the Company and (b) elect Julia Yu, Yongmei (May) Huang and James Young as members of the board of directors of the Company.

NOTICE TO STOCKHOLDERS OF ACTION

APPROVED BY CONSENTING MAJORITY STOCKHOLDERS

The following actions have been approved by the written consent of the Majority Stockholders of our Common Stock, whose vote represents approximately 50.3% of the votes of our issued and outstanding Common Stock entitled to vote on matters submitted to the stockholders:

•	A resolution to remove John F. Perkowski, Steven E. Stivers, Sam Van, Kristine Chen and Steven Li from the board of directors of the Company; and

•	A resolution to elect Julia Yu, Yongmei (May) Huang and James Young as members of the board directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified.

Names of New Directors	Age	Position with Company
Julia Yu	52	Director
Yongmei (May) Huang	51	Director
James Young	61	Director

Julia Yu exemplifies financial leadership, with over two decades of finance, accounting, auditing, compliance, SEC reporting, mergers & acquisitions, and business reorganization experience from various publicly traded companies. Ms. Yu has served as Chief Financial Officer and Treasurer at AppTech Payments Corp. (NASDAQ: APCX) since July 2023 and held the position at AppTech of Senior Vice President of Corporate Finance and Accounting since April 2022. From 2011 to 2022, Ms. Yu was Director, CFO Management Consultant at Caladrius Biosciences, Inc. (formerly NASDAQ: CLBS). Previously, she held senior finance, accounting, and management roles at global companies, including Unilever and Exxon Mobil.

A Certified Public Accountant, Certified Internal Auditor and Chartered Global Management Accountant, Ms. Yu earned dual MBAs from Webster University and the Shanghai University of Finance and Economics. Her deep expertise encompasses significant M&As, capital raises, and complex pre-IPO and post-IPO financial management. Ms. Yu’s robust audit experience, both external and internal, provides her with a profound understanding of regulatory and compliance frameworks, vital in the evolving EV sector.

Recognized as a finalist for the Best Women CFO in San Francisco by Executive Finance International, Ms. Yu’s leadership extends beyond corporate finance. She has managed large-scale operations and strategic financial planning as a treasurer and executive board member for non-profit organizations, including a prestigious school with a long history and large student body.

Her comprehensive knowledge of risk management, financial oversight, and regulatory compliance underscores her proficiency where financial acumen and a keen grasp of evolving economic and environmental challenges are crucial.

Yongmei (May) Huang has a unique breadth and depth of experience serving as controller and audit partner with extensive Big Four public accounting experience serving international corporate clients, including her current role as Audit Partner at TPS Thayer since 2024. Ms. Huang served as Audit Partner at WWC, P.C. from 2022 to 2024, Controller, Accounting at King & Wood Mallesons LLP from 2021 to 2022, Senior Manager, Accounting at Taiho Oncology, Inc. from 2020 to 2021, Senior Manager, IT Audit GRC at Friedman LLP from 2019 to 2020, Global Education Product Manager at Institute of Management Accountants from 2018 to 2019, Associate Director at KPMG International from 2017 to 2018 and Financial Statement Audit Manager/IT Audit Manager/Program Manager at Deloitte & Touche, LLP from 2001 to 2017. Ms. Huang received a Master of Business in Fashion from Rutgers University and a Bachelor of Science, Accounting from Metropolitan State University, Colorado.

James Young has expert experience in the solar and semiconductor industries, especially in industry technology and application strategy. Mr. Young has served as Founder and CEO of SunX Solar, LLC, a residential solar installation company, since 2012, and as Founder and CEO of ModuRack, Inc., a provider of solar panel installation solutions, since 2016. Mr. Young has a PhD in Physics and an M.S. in Computer Science from the State University of New York at Albany and a B.S. in Physics from the University of Science and Technology Beijing.

Certain Relationships and Related Party Transactions

There are no family relationships between any of our directors and our executive officers. There are no arrangements or understandings with any person pursuant to which either individual was elected as a director of the Company nor are there any transactions directly or indirectly involving either of Ms. Yu and Mr. Young that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Action by Written Consent of Majority Stockholders

Under Delaware law, the power to remove any director resides in a majority of the voting power of the stockholders entitled to vote for the election of such director. The vote required to approve the removal of John F. Perkowski, Steven E. Stivers, Sam Van, Kristine Chen and Steven Li was the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of May 16, 2023, the Record Date.

Under Delaware law, the power to elect directors and fill director vacancies created by the removal of directors by the stockholders resides in the stockholders. The vote required to approve the appointment of Julia Yu, Yongmei (May) Huang and James Young was the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of May 16, 2024, the Record Date.

As of May 16, 2024, the Majority Stockholders by the Written Consent pursuant Article II, Section 6 of the Company’s Bylaws approved (i) the removal of John F. Perkowski, Steven E. Stivers, Sam Van, Kristine Chen and Steven Li from the board of directors of the Company and (ii) the election of Julia Yu, Yongmei (May) Huang and James Young as members of the board of directors of the Company.

The Written Consent constitutes the consent of a majority of the total number of votes entitled to vote on the Actions and is sufficient under Section 228 the DGCL to approve the Actions. Under Delaware law, the Actions became effective upon delivery of the Written Consent to the Company on May 16, 2024.

The Company is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the DGCL in connection with the Actions set forth in this Information Statement.

CHANGES IN CONTROL

We are not aware of any arrangements, including any pledge by any person of our stock, the operation of which may at a subsequent date result in a change of control of the Company.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where the Company’s reports, proxy and information statements and other information regarding the Company may be obtained free of charge.

INFORMATION INCORPORATED BY REFERENCE

We “incorporate by reference” information into this Information Statement, which means that we disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded by information contained expressly in this Information Statement, and the information that we file later with the SEC will automatically supersede this information. You should not assume that (i) the information in this Information Statement is current as of any date other than the date on the front page of this Information Statement or (ii) any information we have incorporated by reference in this Information Statement is current as of any date other than the date of the document incorporated by reference.

We incorporate by reference the documents listed below and any documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information furnished and not filed with the SEC pursuant to Item 2.02 or 7.01 on any Current Report on Form 8-K, or corresponding information furnished under Item 9.01 or included as an exhibit), including all such documents the Company may file with the SEC after the date on which this Information Statement was initially filed with the SEC:

•	our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 15, 2024;

•	our Current Reports on Form 8-K, filed with the SEC on April 16, 2024, April 16, 2024 (as amended on April 17, 2024), April 18, 2024, April 18, 2024, April 26, 2024 and May 1, 2024; and

•	our Proxy Statement on Schedule 14A for the 2023 Annual Meeting, filed with the SEC on November 17, 2023; and

•	the description of our capital stock, included as Exhibit 4.3 to our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 15, 2024.

Upon the written request of any record holder or beneficial owner of Common Stock entitled to notice hereunder, we will, without charge, provide a copy of any documents we file with the SEC. Requests should be directed to Investor Relations, Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of an Information Statement to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Information Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Information Statement, either now or in the future, please contact Investor Relations, Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807, or calling our main telephone number at (909) 987-0815 and requesting to be connected to the office of our Head of Investor Relations. Upon written or oral request to Investor Relations, we will promptly provide a separate copy of the Information Statement. In addition, stockholders at a shared address who receive multiple copies of the Information Statement may request to receive a single copy of the Information Statement and similar documents in the future in the same manner as described above.

CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Actions adopted by the Majority Stockholders. Your consent to the approval of the Actions is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.